LETTER TO SHAREHOLDERS                                  The Southern Africa Fund
================================================================================

January 27, 1997

Dear Shareholder:

The markets of South Africa enjoyed mixed fortunes over the final quarter of 1996. Zimbabwe and Mauritius continued to move ahead, but South Africa, Botswana and Namibia experienced more subdued growth.

For South Africa, the region's largest stock market, 1996 was a year of consolidation following outstanding returns during 1994 and 1995. Rising interest rates and a sustained attack on the South African rand motivated both foreign and domestic investors to take profits and move to the sidelines during the course of the year. At the same time, the South African Reserve Bank's determination to reduce inflationary expectations has led the economy to fight some of the highest real rates of interest in the world. Consequently, expectations for both growth and corporate profits were steadily reduced over the year.

Despite this, your Fund's returns for the fiscal year ended November 30, 1996 are relatively favorable compared to the performance of its benchmark, the Johannesburg Stock Exchange (JSE) All Share Index.


INVESTMENT RESULTS

Total Returns for the Periods Ended November 30, 1996 were:

                                            6 Months          12 Months
                                            --------          ---------
The Southern Africa
   Fund                                        0.80%             0.66%

JSE All-Share Index                           -6.74%           -10.63%

The JSE All-Share Index is unmanaged.


MARKET REVIEW

In addition to currency concerns, the South African market has also been affected by an increase in inflation, fueled primarily by rising food prices. The dismantling of many agricultural boards, which had kept prices of many staple grains well below world market levels, resulted in a significant upward shift in agricultural prices as producers were able to sell directly onto world markets for the first time. The effect of these price increases was the principal reason for inflation's rise toward 10% during 1996.

At the same time, observers were concerned about the rapid rate of credit expansion, which, at around 18% a year, seemed to suggest overheating of the economy with all the inflationary implications of runaway consumption. We believe the Reserve Bank's response to this environment, raising interest rates another 1% in November, will prove to be the final stage of this period of monetary tightening.

Domestic credit expansion has flattened at around the 17% level and we expect this figure to contract quite sharply during 1997. Short-term interest rates, at approximately 16%, are well ahead of our expected inflationary peak of 10%. In addition, growth estimates are falling to below 2% for 1997. The government budget appears well under control and, we believe, will meet its deficit target.

Elsewhere in the region, we welcome Zambia's moves towards privatization and liberalization over the course of 1996 and look forward to new opportunities in markets such as Malawi. We also welcome the long overdue appointment of a Finance Minister in Mauritius and continue to favor this stock market as one of the region's most attractive.

We believe the Zimbabwean economy, however, is at risk of overheating. Although economic growth will be strong, the failure of the country's central bank to tighten monetary policy in the face of burgeoning growth has led to rapid liquidity expansion and an explosion in asset valuations, both in the property and equity markets. We believe interest rates need to move higher if an inflationary upsurge is to be avoided.

INVESTMENT STRATEGY

We have continued to focus your Fund on growth stocks and companies offering a more stable earnings

                                                        The Southern Africa Fund
================================================================================

profile, particularly in South Africa. Among South African equities, portfolio holdings are concentrated in publishing, technology and financial services issues. We have also maintained a substantial position in the South African fixed income market through long-term government bonds.

Portfolio holdings in Zimbabwe have been reduced along with the significant rise in values in that market. Proceeds from these sales have been redeployed into Mauritian and Zambian securities.


PORTFOLIO DIVERSIFICATION

Based on total market value as of 11/30/96

South Africa - 89.8%
Zimbabwe - 6.7%
Mauritius - 1.4%
Botswana - 0.7%
Namibia -   0.5%
Zambia - 0.5%
Short-Term Notes - 0.4%


YEAR-END CAPITAL GAIN DISTRIBUTION

It is the Fund's policy to distribute substantially all of its net investment income and net realized capital gains to Fund shareholders at least annually. The distribution for 1996 was unusually large: $2.575 per share, of which $2.12 represented net long-term capital gains. The distribution was payable on January 10, 1997 to shareholders of record at the close of business on December 31, 1996.

TENDER OFFER MEASUREMENT REQUIREMENT

As disclosed in the prospectus for the Fund's initial public offering in 1994, it is the Fund's current policy to conduct a tender offer during the second quarter of 1997 (and each subsequent year) unless, during an appropriate "measurement period" of 12 calendar weeks prior to April 1 in the relevant year, the Fund's average market price equals at least $15.00 per share, or the average market discount from net asset value of the Fund's common stock is less than 5%.

During the measurement period selected by the Board of Directors for this purpose, the 12 weeks ended Friday, December 27, 1996, the Fund's market price averaged $16.25 per share. Accordingly, the Fund will not be obliged to make a tender offer during the second quarter of 1997.


OUTLOOK

We anticipate that 1997 will be a better year for the South African market. Although there may be a few more negative earnings surprises to come, the prospects for lower interest rates in South Africa should allow some expansion in price/earnings ratios, especially for growth stocks. We also view the current economic climate as favorable for bonds and expect rising prices (and lower yields) as inflation becomes less of a concern.

Overall, we continue to feel that Southern Africa offers some of the more exciting investment opportunities in the world today, and look forward to 1997 as a year of opportunity for the entire Southern African region. As always, we appreciate your continued confidence in The Southern Africa Fund.

Sincerely,

/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Senior Vice President

TEN LARGEST EQUITY HOLDINGS
November 30, 1996                                       The Southern Africa Fund
================================================================================

===========================================================================================================================
   COMPANY                                                    U.S.$ VALUE              PERCENT OF NET ASSETS
===========================================================================================================================
   Dimension Data Holdings, Ltd.                             $ 4,920,213                       4.1%
---------------------------------------------------------------------------------------------------------------------------
   De Beers Centenary AG                                       4,583,695                       3.8
---------------------------------------------------------------------------------------------------------------------------
   Rembrandt Group, Ltd.                                       4,483,283                       3.7
---------------------------------------------------------------------------------------------------------------------------
   Anglo-American Corp. of South Africa, Ltd.                  4,274,316                       3.5
---------------------------------------------------------------------------------------------------------------------------
   Energy Africa, Ltd.                                         3,648,366                       3.1
---------------------------------------------------------------------------------------------------------------------------
   Nampak, Ltd.                                                3,622,264                       3.1
---------------------------------------------------------------------------------------------------------------------------
   M-Cell, Ltd.                                                3,479,061                       2.9
---------------------------------------------------------------------------------------------------------------------------
   Amalgamated Banks of South Africa                           3,430,504                       2.8
---------------------------------------------------------------------------------------------------------------------------
   Metropolitan Life, Ltd.                                     3,418,085                       2.8
---------------------------------------------------------------------------------------------------------------------------
   South African Breweries, Ltd.                               3,296,341                       2.7
---------------------------------------------------------------------------------------------------------------------------
   Total                                                     $39,156,128                      32.5%
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 1996                                       The Southern Africa Fund
================================================================================

Company                                                Shares        U.S.$ Value
--------------------------------------------------------------------------------
COMMON STOCKS--78.7%
BOTSWANA--0.7%
CONSUMER
  MANUFACTURING--0.4%
  Sefalana Holdings Co.(a) .................           350,000      $    407,190
                                                                    ------------
CONSUMER STAPLES--0.0%
  Kgolo Ya Sechaba, Ltd.(a) ................           100,000            38,780
                                                                    ------------
FINANCIAL SERVICES--0.3%
  Botswana Insurance
   Holdings, Ltd.(a) .......................           198,550           118,246
  Sechaba Investment Trust(a) ..............           398,000           281,127
                                                                    ------------
                                                                         399,373
                                                                    ------------
  Total Botswanan Securities
   (cost $1,101,882) .......................                             845,343
                                                                    ------------
MAURITIUS--1.3%
CONSUMER SERVICES--0.3%
  Sun Resorts, Ltd.(a) .....................           223,231           387,986
                                                                    ------------
CONSUMER STAPLES--0.4%
  Happy World Foods, Ltd.(a) ...............           197,261           155,215
  Mauritius Breweries, Ltd.(a) .............            51,061           312,774
                                                                    ------------
                                                                         467,989
                                                                    ------------
FINANCIAL SERVICES--0.6%
  Mauritius Commercial
   Bank(a) .................................           110,000           399,900
  State Bank of Mauritius,
   Ltd.(a) .................................           766,000           339,512
                                                                    ------------
                                                                         739,412
                                                                    ------------
  Total Mauritian Securities
   (cost $1,598,163) .......................                           1,595,387
                                                                    ------------
NAMIBIA--0.5%
MULTI-INDUSTRY
  COMPANY--0.5%
  Namibian Breweries, Ltd.
   (cost $574,506) .........................         1,000,000           550,880
                                                                    ------------
SOUTH AFRICA--69.2%
CONSUMER
  MANUFACTURING--3.0%
  Nampak, Ltd.(b) ..........................           914,200         3,622,264
                                                                    ------------
CONSUMER SERVICES--15.7%
  Electronic Media
   Network, Ltd. ...........................         1,700,000       $ 1,623,969
  Housewares Group, Ltd. ...................           456,975           481,183
  Independent Newspapers
   Holdings, Ltd. ..........................            40,000           172,818
  Multichoice Holdings, Ltd.(a) ............           508,700         2,098,415
  Nasionale Pers Beperk(a) .................           303,000         2,614,904
  Omni Media Corp., Ltd. ...................           190,000         2,805,037
  Publico, Ltd. ............................         1,021,090           753,736
  Richemont Securities(b) ..................           200,000         2,985,237
  Servgro International, Ltd.(b) ...........           500,000         2,583,587
  Teljoy Holdings, Ltd. ....................         3,318,580         1,902,095
  Times Media, Ltd. ........................           127,800           943,378
                                                                    ------------
                                                                      18,964,359
                                                                    ------------
CONSUMER STAPLES--9.5%
  Metro Cash & Carry, Ltd. .................           675,000         2,051,672
  The Premier Group, Ltd. ..................         1,122,089         1,573,751
  Rembrandt Group, Ltd.(b) .................           500,000         4,483,283
  South African Breweries,
   Ltd.(b) .................................           130,606         3,296,341
                                                                    ------------
                                                                      11,405,047
                                                                    ------------
ENERGY--4.8%
  Energy Africa, Ltd.(a) ...................         1,043,750         3,648,366
  Sasol, Ltd. ..............................           175,000         2,165,654
                                                                    ------------
                                                                       5,814,020
                                                                    ------------
FINANCIAL SERVICES--12.2%
  Amalgamated Banks of
   South Africa ............................           632,036         3,430,504
  Fedsure Holdings, Ltd. ...................           355,096         2,278,134
  Forbes Group, Ltd. .......................           207,000           305,601
  Metropolitan Life, Ltd. ..................           205,800         3,418,085
  Mutual & Federal Insurance
   Co., Ltd. ...............................           500,000         2,453,322
  Standard Bank Investment
    Corp., Ltd .............................            75,000         2,808,836
                                                                    ------------
                                                                      14,694,482
                                                                    ------------
MINING & METALS--12.2%
  De Beers Centenary AG(b) .................           150,000         4,583,695
  Driefontein Consolidated, Ltd.                       250,000         2,849,544
  Gencor, Ltd. .............................           800,000         2,848,459
  HJ Joel Gold Mining
   Co., Ltd.(a) ............................           400,000           404,690
  Ingwe Coal Corp., Ltd. ...................           275,100         2,233,769
  Western Areas Gold
   Mining Co., Ltd. ........................           128,160         1,794,685
                                                                    ------------
                                                                      14,714,842
                                                                    ------------

                                                        The Southern Africa Fund
================================================================================

Company                                                Shares        U.S.$ Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY
  COMPANY--3.5%
  Anglo-American Corp. of
   South Africa, Ltd.(b) ...................            75,000      $  4,274,316
                                                                    ------------
TECHNOLOGY--5.4%
Dimension Data Holdings, Ltd. ..............         1,750,000         4,920,213
  Plessey Corp., Ltd. ......................           748,211         1,543,206
                                                                    ------------
                                                                       6,463,419
                                                                    ------------
UTILITIES--2.9%
  M-Cell, Ltd.(a) ..........................         3,770,484         3,479,061
                                                                    ------------
  Total South African Securities
   (cost $61,694,540) ......................                          83,431,810
                                                                    ------------
ZAMBIA--0.5%
CONSUMER STAPLES--0.5%
  Rothmans of Pall Mall (Zambia)
   Berhad ..................................        13,731,902           355,414
  Zambia Sugar Co. .........................        30,720,000           265,035
                                                                    ------------
  Total Zambian Securities
   (cost $813,385) .........................                             620,449
                                                                    ------------
ZIMBABWE--6.5%
CONSUMER SERVICES--2.7%
  Meikles Africa, Ltd. (d) .................         1,512,900         2,193,705
  Zimbabwe Newspapers ......................           134,600           312,951
  Zimbabwe Sun
   International(a) ........................         2,000,001           744,013
                                                                    ------------
                                                                       3,250,669
                                                                    ------------
CONSUMER STAPLES--1.6%
  Delta Corp. ..............................           500,001         1,557,780
  Eastern Highland Plantation ..............         3,383,000           409,012
                                                                    ------------
                                                                       1,966,792
                                                                    ------------
                                                     Shares or
                                                     Principal
                                                      Amount
Company                                                (000)         U.S.$ Value
--------------------------------------------------------------------------------
MINING & METALS--0.8%
  Reunion Mining Plc(a)(c) .................           420,000      $    564,749
  Zimbabwe Alloys, Ltd. ....................           452,000           336,294
                                                                    ------------
                                                                         901,043
                                                                    ------------
MULTI-INDUSTRY
  COMPANIES--1.4%
  TA Holdings, Ltd. ........................         8,024,800         1,231,427
  Trans Zambezi, Ind. (d) ..................           200,000           480,000
                                                                    ------------
                                                                       1,711,427
                                                                    ------------
  Total Zimbabwean Securities
   (cost $5,765,851) .......................                           7,829,931
                                                                    ------------
  Total Common Stocks
  (COST $71,548,327) .......................                          94,873,800
                                                                    ------------
FOREIGN GOVERNMENT
  OBLIGATIONS--17.5%
SOUTH AFRICA--17.5%
  Republic of South Africa,
   12.00%, 2/28/05 .........................        ZAR 37,100         6,686,216
   13.00%, 8/31/10 .........................            79,500        14,410,454
                                                                    ------------
  Total Foreign Government
   Obligations
   (cost $22,181,882) ......................                          21,096,670
                                                                    ------------
TIME DEPOSIT--0.3%
  Sumitomo Bank
   5.50%, 12/2/96
   (cost $400,000) .........................           US$ 400           400,000
                                                                    ------------
TOTAL INVESTMENTS--96.5%
   (cost $94,130,209) ......................                         116,370,470
Other assets less liabilities--3.5% ........                           4,241,489
                                                                    ------------
NET ASSETS--100% ...........................                        $120,611,959
                                                                    ============


--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. Total value of securities amounted to $20,117,891 at November 30, 1996.

(c) Denominated in U.S. Dollars. Issued with 20,000 warrants. Each warrant gives the holder the right to subscribe for one ordinary share at U.S. $7.50 twice a year through April, 1997.

(d)  Denominated in U.S. Dollars.

     Glossary:
     ZAR - South African Financial Rand.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996                                       The Southern Africa Fund
================================================================================


ASSETS
  Investments in securities, at value (cost $94,130,209) ................................................               $116,370,470

  Cash, at value (cost $3,387,981) ......................................................................                  3,364,269

  Interest and dividends receivable .....................................................................                    909,738

  Receivable for investment securities sold .............................................................                    687,409

  Net unrealized appreciation on forward exchange currency contracts ....................................                     35,366

  Deferred organization expenses and other assets .......................................................                     28,490

                                                                                                                        ------------

  Total assets ..........................................................................................                121,395,742

                                                                                                                        ------------

LIABILITIES
  Advisory fee payable ..................................................................................                    273,382

  Payable for investment securities purchased ...........................................................                    209,045

  Sub-advisory fees payable .............................................................................                    109,353

  Administrative fee payable ............................................................................                     19,847

  Accrued expenses and other liabilities ................................................................                    172,156

                                                                                                                        ------------

  Total liabilities .....................................................................................                    783,783

                                                                                                                        ------------

NET ASSETS ..............................................................................................               $120,611,959

                                                                                                                        ============

COMPOSITION OF NET ASSETS:
  Common stock, at par ..................................................................................               $     60,071

  Additional paid-in capital ............................................................................                 83,255,566

  Undistributed net investment income ...................................................................                  1,641,343

  Accumulated net realized gain on investments ..........................................................                 13,414,998

  Net unrealized appreciation of investments and foreign currency
   denominated assets and liabilities ...................................................................                 22,239,981

                                                                                                                        ------------

                                                                                                                        $120,611,959

                                                                                                                        ============

NET ASSET VALUE PER SHARE (based on 6,007,100 shares outstanding) .......................................                     $20.08

                                                                                                                              ======


--------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1996                            The Southern Africa Fund
================================================================================

INVESTMENT INCOME
  Interest ........................................................................................    $  2,641,708
  Dividends (net of foreign taxes withheld of $17,020) ............................................       2,269,785    $  4,911,493
                                                                                                       ------------
EXPENSES
  Advisory fee ....................................................................................       1,131,706
  Sub-advisory fees ...............................................................................         457,494
  Administrative fee ..............................................................................         251,833
  Custodian .......................................................................................         250,061
  Directors' fees and expenses ....................................................................         195,563
  Audit & legal ...................................................................................         147,610
  Transfer agency .................................................................................          45,743
  Reports and notices to shareholders .............................................................          39,604
  Registration ....................................................................................          16,170
  Amortization of organization expenses ...........................................................          12,027
  Miscellaneous ...................................................................................          13,758
                                                                                                       ------------
  Total expenses ..................................................................................                       2,561,569
                                                                                                                       ------------
  Net investment income ...........................................................................                       2,349,924
                                                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments ................................................................                      13,659,180
  Net realized loss on foreign currency transactions ..............................................                        (706,323)

  Net change in unrealized appreciation of investments ............................................                     (14,809,200)

  Net change in unrealized depreciation of foreign currency denominated assets and liabilities ....                          16,582
                                                                                                                       ------------
  Net loss on investments and foreign currency transactions .......................................                      (1,839,761)

                                                                                                                       ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........................................................                    $    510,163
                                                                                                                       ============


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                                 Year Ended             Year Ended
                                                                                                 November 30,           November 30,

                                                                                                    1996                   1995
                                                                                                -------------         -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income ................................................................        $   2,349,924         $   1,032,249
  Net realized gain on investments and foreign currency transactions ...................           12,952,857             8,024,150
  Net change in unrealized appreciation (depreciation) of investments and
   foreign currency denominated assets and liabilities .................................          (14,792,618)           17,594,596
                                                                                                -------------         -------------
  Net increase in net assets from operations ...........................................              510,163            26,650,995
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income ................................................................           (3,544,189)           (3,139,662)

  Net realized gains ...................................................................           (5,466,461)           (4,579,449)

                                                                                                -------------         -------------
  Total increase (decrease) ............................................................           (8,500,487)           18,931,884
NET ASSETS
  Beginning of year ....................................................................          129,112,446           110,180,562
                                                                                                -------------         -------------
  End of year (including undistributed net investment income of $1,641,343
   and $3,300,119, respectively) .......................................................        $ 120,611,959         $ 129,112,446
                                                                                                =============         =============


--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1996                                       The Southern Africa Fund
================================================================================

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The Southern Africa Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on March 25, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on March 7, 1994. The following is a summary of significant accounting policies of the Fund.

1. SECURITY VALUATION

Portfolio securities traded on a securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, the last bid price quoted on such day. Other securities for which market quotations are readily available are valued in a like manner. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable portfolio securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Manager to reflect the fair market value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, currency gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through March 1999.

4. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF COMPONENTS OF NET ASSETS

As of November 30, 1996 the Fund reclassified certain components of net assets. The reclassifications

                                                        The Southern Africa Fund
================================================================================

resulted in a net increase to accumulated net realized gain on investments of $464,511 and a net decrease in undistributed net investment income of $464,511.

This reclassification was the result of permanent book to tax differences. Net assets were not affected by the change.

--------------------------------------------------------------------------------

NOTE B: ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE FEES

Under the terms of a Management Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee calculated and paid quarterly, equal to an annualized rate of .90 of 1% of the Fund's average weekly net assets during the quarter.

Under the terms of a Sub-Advisory Agreement, the Fund pays Sanlam Asset Management (Gibraltar) Limited a fee, calculated and paid quarterly, equal to an annualized rate of .20 of 1% of the greater of (i) the Fund's average weekly net assets invested in securities of South African issuers or (ii) 90% of the Fund's average weekly net assets during the quarter.

On December 7, 1996 the Fund's Board of Directors accepted the resignation of Investec Asset Management (International) Limited, which has also been a Sub-Advisor to the Fund under a similar Sub-Advisory Agreement.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $2,427 during the year ended November 30, 1996 relating to shareholder servicing costs.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P., (the "Administrator") a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets subject to an annual minimum of $150,000. The Administrator prepares certain financial and regulatory reports and provides other clerical and administrative services.

--------------------------------------------------------------------------------

NOTE C: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments and U.S. Government Securities) aggregated $74,858,497 and $82,192,571, respectively, for the year ended November 30, 1996.

At November 30, 1996, the cost of securities for Federal income tax purposes was $94,136,492. Accordingly, gross unrealized appreciation of investments was $25,743,740 and gross unrealized depreciation of investments was $3,509,762 resulting in net unrealized appreciation of $22,233,978 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the differences between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash or investments in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

NOTES TO FINANCIAL STATEMENTS (continued)               The Southern Africa Fund
================================================================================

Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract. At November 30, 1996, the Fund had outstanding forward exchange currency contracts, as follows:

                                    Contract   Value on      U.S. $       Unrealized
                                     Amount   Origination   Current     Appreciation
Foreign Currency Buy Contract        (000)       Date        Value     (Depreciation)
-----------------------------       --------  -----------   -------    --------------
South African Rand
  expiring 12/23/96 ..........       16,084   $3,500,000   $3,466,209   $  (33,791)

Foreign Currency Sale Contract
------------------------------
Zimbabwe Dollars
  expiring 12/23/96 ..........       37,765    3,500,000    3,430,843       69,157
                                                                        ----------
                                                                        $   35,366
                                                                        ==========

--------------------------------------------------------------------------------

NOTE D: CAPITAL STOCK

There are 100,000,000 shares of $.01 par value capital stock authorized.

Of the 6,007,100 shares of Common Stock outstanding at November 30, 1996, the Investment Manager owned 7,100 shares.

--------------------------------------------------------------------------------

NOTE E: CONCENTRATION OF RISK

Investing in equity securities of Southern African issuers involves special consideration and risks not typically associated with investments in the United States. Among others, the risks associated with political and economic uncertainty, particularly with respect to South Africa, may adversely affect the securities markets of Southern African countries.

FINANCIAL HIGHLIGHTS                                    The Southern Africa Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                    Year Ended
                                                                                    November 30,                   March 7, 1994(a)
                                                                        ----------------------------------                to
                                                                             1996                 1995            November 30, 1994
                                                                        -------------         -------------       -----------------
Net asset value, beginning of period .............................           $  21.49              $  18.34             $  13.87(b)
                                                                             --------              --------             --------
Income From Investment Operations

Net investment income ............................................                .39                   .17                  .42
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..............................               (.30)                 4.27                 4.05
                                                                             --------              --------             --------

Net increase in net asset value from operations ..................                .09                  4.44                 4.47
                                                                             --------              --------             --------
Less: Dividends and Distributions

Dividends from net investment income .............................               (.59)                 (.52)                 -0-
Distributions from net realized gains on
  investments and foreign currency transactions ..................               (.91)                 (.77)                 -0-
                                                                             --------              --------             --------
Total dividends and distributions ................................              (1.50)                (1.29)                 -0-
                                                                             --------              --------             --------
Net asset value, end of period ...................................           $  20.08              $  21.49             $  18.34
                                                                             ========              ========             ========
Market value, end of period ......................................           $  16.50              $ 16.750             $ 14.875
                                                                             ========              ========             ========
Total Return

Total investment return based on: (c)
  Market value ...................................................               6.12%                22.90%                5.50%
  Net asset value ................................................                .66%                27.89%               30.07%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................           $120,612              $129,112             $110,181
Ratio of expenses to average net assets ..........................               2.04%                 2.05%                2.30%(d)

Ratio of net investment income to average net assets .............               1.87%                  .94%                3.65%(d)

Portfolio turnover rate ..........................................                 62%                   41%                  15%
Average commission rate (e) ......................................           $  .0046                  --                   --

--------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Net of offering costs of $.23.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)  Annualized.

(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                    The Southern Africa Fund
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
THE SOUTHERN AFRICA FUND, INC.

We have audited the accompanying statement of assets and liabilities of The Southern Africa Fund, Inc., including the portfolio of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Southern Africa Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                             /s/ ERNST & YOUNG

New York, New York
January 9, 1997

ADDITIONAL INFORMATION                                  The Southern Africa Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. The Bank of New York (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at The Bank of New York, 101 Barclay Street, New York, New York 10286.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, a Senior Vice President of the Fund.

                                                        The Southern Africa Fund
================================================================================

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President          Dr. Enos Mabuza(1)
T.N. Chapman(1)                                   Ronnie Masson(1)
Prof. Dennis Davis(1)                             Frank Savage
David D.T. Hatendi(1)                             Desmond Smith
Dr. Willem de Klerk(1)                            Reba W. Williams
Stephen Koseff                                    Peter G.A. Wrighton(1)
Moss L. Leoka(1)


OFFICERS
Norman S. Bergel, Senior Vice President           Mark D. Gersten, Treasurer
Mark H. Breedon, Senior Vice President            & Chief Financial Officer
Edmund P. Bergan Jr., Secretary                   Joseph J. Mantineo, Controller


ADMINISTRATOR                                     INDEPENDENT AUDITORS
Princeton Administrators, L.P.                    Ernst & Young LLP
P.O. Box 9095                                     787 Seventh Avenue
Princeton, NJ 08543-9095                          New York, NY 10019


CUSTODIAN                                         DIVIDEND PAYING AGENT,
Brown Brothers Harriman & Co.                     TRANSFER AGENT AND REGISTRAR
40 Water Street                                   The Bank of New York
Boston, MA 02109                                  101 Barclay Street
                                                  New York, NY 10286


LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
(1)  Member of the Audit Committee.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of The Southern Africa Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE SOUTHERN AFRICA FUND

Summary of General Information


INVESTMENT POLICIES AND OBJECTIVES

The investment objective of the Fund is to seek long-term capital appreciation through investment in equity and fixed income securities of Southern African issuers.


SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "SOA". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds".

Additional Information about the Fund is available by calling 1-800-221-5672.


DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.


THE SOUTHERN AFRICA FUND

1345 Avenue of the Americas
New York, New York 10105


ALLIANCE CAPITAL [LOGO]
Investing without the Mystery./(SM)/

/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

SAFAR


      THE
---------------
SOUTHERN AFRICA
---------------
      FUND
---------------


[GRAPHIC OF AFRICA]


ANNUAL REPORT
NOVEMBER 30, 1996


ALLIANCE/(R)/
Investing without the Mystery./(SM)/